Other non-current assets	12 Months Ended
Dec. 31, 2025
Miscellaneous non-current assets [abstract]
Other non-current assets	Other non-current assets

	2025	2024
Deposits and other receivables - non-current	$6,678	$1,352
The balances are classified as non-current assets as they are either expected to be (i) recovered or recognized as expense after one year, or (ii) capitalized as property, plant and equipment after the end of the reporting period.